                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 26, 2009

                     ANGELES INCOME PROPERTIES, LTD. 6

           (Exact name of Registrant as specified in its charter)

California	0-16210	95-4106139
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Angeles Income Properties, Ltd. 6, a California limited partnership (the “Registrant”), owns Homestead Apartments (“Homestead”), a 168-unit apartment complex located in Lansing, Michigan.  On October 26, 2009, the Registrant entered into a Purchase and Sale Contract (the “Purchase Contract”) with a third party, Homestead on Lake Lansing, LLC, a Michigan limited liability company (the “Purchaser”), to sell Homestead for a total sales price of $7,000,000.

The following is a summary of the terms and conditions of the Purchase Contract, which summary is qualified in its entirety by reference to the Purchase Contract, a copy of which is attached hereto as an exhibit.

PURCHASE PRICE.  The total purchase price is $7,000,000, subject to certain prorations and adjustments at the closing.  The Purchaser agreed to deliver an initial deposit (the “Initial Deposit”) of $50,000 to the escrow agent on October 26, 2009 (the “Effective Date”).  An amount equal to $10,000 of the Deposit (the “Non-Refundable Deposit”) is non-refundable under all circumstances other than Registrant’s default.  The remaining $40,000 of the deposit is referred to as the “Refundable Deposit”.

FEASIBILITY PERIOD.  The feasibility period ends on December 10, 2009.  If the Purchaser fails to notify the Registrant in writing of its intent to terminate the Purchase Contract prior to the end of the feasibility period, the Refundable Deposit will become non-refundable and the contract will remain in full force and effect. If the Purchaser notifies the Registrant in writing of its intent to terminate the Purchase Contract prior to the end of the feasibility period, the Refundable Deposit will be returned to the Purchaser.

PURCHASER FINANCING.  The Purchaser will have until January 25, 2010 to obtain a written commitment for first mortgage loan indebtedness (the “Senior Loan Commitment”) through a lender of the Purchaser’s choosing to finance the acquisition of Homestead.  The Purchaser agreed to provide a copy of the executed loan application (the “Senior Loan Application”) to the Registrant on or before November 10, 2009.  If the Purchaser has not obtained the Senior Loan Commitment and the Purchaser is not otherwise in default under the Purchase Contract, the Purchaser will have the right to terminate the contract by giving the Registrant written notice on or before January 25, 2010 (the “Financing Termination Notice”), at which time the Refundable Deposit shall be returned to the Purchaser.

CLOSING.   The expected closing date of the transaction is April 9, 2010. The Registrant has the option, by giving written notice to the Purchaser, to extend the closing date to April 30, 2010.  The closing date may also be extended without penalty to May 9, 2010, at the option of the Registrant.  The closing is also subject to customary closing conditions and deliveries.

COSTS AND FEES.  The Purchaser will pay (i) any sales, use, gross receipts or similar taxes, (ii) costs of recording the deed and any instruments required to discharge any liens or encumbrances against Homestead, (iii) any premiums or fees required with respect to the title policy and (iv) one-half of the customary closing costs of the escrow agent.  The Registrant will pay (i) the base premium for its title policy and (ii) one-half of the customary closing costs of the escrow agent.  The Registrant and the Purchaser will each pay one-half of any transfer taxes due as a result of the sale of Homestead.

REPRESENTATIONS AND WARRANTIES.  The Registrant and the Purchaser each made limited representations and warranties to the other.

RISK OF LOSS.  The risk of loss or damage to Homestead by reason of any insured or uninsured casualty during the period through and including the closing date in excess of $1,000,000 is not the obligation of the Registrant. The Registrant agreed to notify the Purchaser in writing of such damage or destruction and Purchaser may within 10 days notify the Registrant in writing of its election to terminate the contract.  With respect to any loss or damage equal to or less than $1,000,000, the Registrant will either complete repairs if possible prior to the closing date or assign any insurance proceeds to the Purchaser.  The Registrant must maintain in full force and effect until the closing date all existing insurance coverage on Homestead.

ASSIGNMENT.  The Purchase Contract is not assignable by the Purchaser without the prior written approval of the Registrant.

DEFAULTS AND REMEDIES.  If the Purchaser defaults on its obligations to deliver when required the required deposit, the purchase price or any other specified deliveries, the Purchaser will forfeit its deposits to the Registrant, and neither the Purchaser nor the Registrant will be obligated to proceed with the purchase and sale.  The Registrant expressly waived the remedies of specific performance and additional damages for defaults by the Purchaser.

If the Registrant, prior to the closing, defaults in its representations, warranties, covenants, or obligations, the Purchaser has the option of (i) terminating the Purchase Contract, receiving a return of its deposits and recovering, as its sole recoverable damages its documented direct and actual out-of-pocket expenses and costs up to $50,000 or, subject to certain conditions, (ii) seeking specific performance of the Registrant’s obligation to deliver the deed pursuant to the Purchase Contract.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibit

10.40       Purchase and Sale Contract between Angeles Income Properties, Ltd. 6, a California limited partnership, and Homestead on Lake Lansing, LLC, a Michigan limited liability company, dated October 26, 2009.*

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

The contract included as an exhibit to this Form 8-K contain representations and warranties by each of the parties to the applicable contract. These representations and warranties have been made solely for the benefit of the other parties to the applicable contract and:

•                     should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•                     have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable contract, which disclosures are not necessarily reflected in the contract;

•                     may apply standards of materiality in a way that is different from what may be viewed as material to an investor; and

•                     were made only as of the date of the applicable contract or such other date or dates as may be specified in the contract and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. Additional information about the Registrant may be found elsewhere in this Form 8-K and the Registrant’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGELES INCOME PROPERTIES, LTD. 6

By:   Angeles Realty Corporation II

General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: October 30, 2009